SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 29, 2003


                               WESTWOOD ONE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-13020                    95-3980449
-----------------------------     --------------           --------------------
    (State or other                 (Commission                 (IRS Employer
jurisdiction of incorporation       File Number)             Identification No.)


              40 W. 57th Street 5th Floor, New York, New York 10019 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (212) 641-2000



(Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

Registrant issued a press release announcing its first quarter 2003 financial results.

Item 7.  Financial Statements and Exhibits

99.1 Press release of Westwood One, Inc. announcing first quarter 2003 financial results.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    /S/ Jacques Tortoroli
Date:  April 29, 2003                               ----------------------------
       --------------                               Jacques Tortoroli
                                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release of Westwood One, Inc. announcing first quarter 2003 financial results.